--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 26, 2004

                                   ----------

                         The Allied Defense Group, Inc.
             (Exact name of registrant as specified in its charter)

        Delaware                  0-2545                  04-2281015
    (State or other          (Commission File          (I.R.S. Employer
      jurisdiction                Number)             Identification No.)
   of incorporation)

  8000 Towers Crescent Drive, Suite 260,              22182
           Vienna, Virginia
   (Address of Principal Executive                  (Zip Code)
              Offices)

        Registrant's Telephone Number, including area code (703) 847-5268

                                   ----------

                                 Not applicable

          (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

Item 5: On February 26, 2004, the Registrant issued the press release attached hereto as Exhibit 99 providing 2003, 2004 outlook from the CEO in a letter to shareholders.

Exhibits: 99 - Press Release dated February 26, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            ALLIED DEFENSE GROUP, INC

                                             By:   /s/ JOHN G. MEYER, JR.
                                                   -----------------------------
                                                     John G. Meyer, Jr.,
                                                     President and Chief
                                                      Executive Officer